SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2007

SYNUTRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33397	13-4306188

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

2275 Research Blvd., Suite 500
Rockville, MD 20850
(Address of principal executive offices including Zip Code)

                  (301) 840-3888
(Registrant’s telephone number, including area code)

                                        (Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Synutra International, Inc.
Current Report on Form 8-K

As used in this report, "Synutra” and the "Company" or "us" or "we" or “our” refer to Synutra International, Inc., unless the context otherwise requires.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Change in Certifying Accountant

On July 27, 2007, we replaced our independent registered public accounting firm engaged to audit our financial statements, Rotenberg & Co., LLP (“Rotenberg”), with Deloitte Touche Tohmatsu CPA Ltd. ("DTTC") because the growth and size of our operations requires us to select an accountant with greater resources and a more global scale. The replacement was effective immediately and was approved by the Audit Committee of the Board of Directors.

Rotenberg’s audit reports on the Company’s consolidated financial statements for the years ended March 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of Company’s financial statements for each of the fiscal years ended March 31, 2007 and 2006 and through the date of this Form 8-K, there were no disagreements between the Company and Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rotenberg's satisfaction, would have caused Rotenberg to make reference to the subject matter in their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

A letter from Rotenberg addressed to the Securities and Exchange Commission stating whether or not Rotenberg agrees with the statements set forth above is attached hereto as Exhibit 16.1.

(b) Engagement of Independent Auditor

On July 27, 2007, we engaged Deloitte Touche Tohmatsu CPA Ltd. (“DTTC”) as our new independent auditors, which was approved by our Audit Committee of the Board of Directors. No relationship existed in any manner between DTTC and us prior to the date we engaged DTTC.

A copy of the press release announcing the change in independent accountants is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

16.1	Letter from Rotenberg & Co., LLP to Securities and Exchange Commission dated July 24, 2007.

99.1	Synutra International, Inc. Press Release dated July 27, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)

Dated: July 27, 2007	By:	/s/ Weiguo Zhang
Name: Weiguo Zhang
Title: President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Document

16.1	Letter from Rotenberg & Co., LLP to Securities and Exchange Commission dated July 24, 2007.

99.1	Synutra International, Inc. News Release dated July 27, 2007.